American Funds 2025 Target Date Retirement Fund® Summary prospectus January 1, 2024 (as supplemented January 25, 2024)

Class	A	C	T	F-1	F-2	F-3	R-1
	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
Class	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, each dated January 1, 2024 (and in each case, as supplemented to date), are incorporated by reference into this summary prospectus.

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 111 of the prospectus and on page 110 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	0.99%	0.25%	0.25%	none	none	0.99%
Other expenses	0.10	0.10	0.10[2]	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.31	0.31	0.31	0.31	0.31	0.31	0.31
Total annual fund operating expenses	0.66	1.40	0.66	0.68	0.41	0.32	1.40

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.16	0.11	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.31	0.31	0.31	0.31	0.31	0.31	0.31
Total annual fund operating expenses	1.41	1.12	0.97	0.67	0.47	0.37	0.32
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
[2]	Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$639	$243	$316	$69	$42	$33	$143	$144	$114
3 years	774	443	456	218	132	103	443	446	356
5 years	922	766	609	379	230	180	766	771	617
10 years	1,350	1,477	1,052	847	518	406	1,680	1,691	1,363

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$99	$68	$48	$38	$33		1 year	$143
3 years	309	214	151	119	103		3 years	443
5 years	536	373	263	208	180		5 years	766
10 years	1,190	835	591	468	406		10 years	1,477

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

1     American Funds 2025 Target Date Retirement Fund / Summary prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2024.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds 2025 Target Date Retirement Fund / Summary prospectus     2

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as

3     American Funds 2025 Target Date Retirement Fund / Summary prospectus the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

American Funds 2025 Target Date Retirement Fund / Summary prospectus     4

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds 2025 Target Date Retirement Fund / Summary prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	–12.74%	4.69%	7.48%	9.11%
A – Before taxes	2/1/2007	–18.04	3.11	6.49	5.07
– After taxes on distributions		–18.91	2.02	5.48	N/A
– After taxes on distributions and sale of fund shares		–10.28	2.31	5.05	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	–14.52%	3.56%	N/A	4.76%
F-1	2/21/2014	–13.11	4.30	N/A	5.44
F-2	2/21/2014	–12.84	4.59	N/A	5.72
F-3	1/27/2017	–12.73	4.69	N/A	6.04
R-1	2/1/2007	–13.68	3.54	6.28%	4.65
R-2	2/1/2007	–13.73	3.54	6.33	4.68
R-2E	8/29/2014	–13.48	3.85	N/A	4.67
R-3	2/1/2007	–13.32	4.01	6.78	5.12
R-4	2/1/2007	–13.04	4.33	7.11	5.45
R-5E	11/20/2015	–12.87	4.54	N/A	6.03
R-5	2/1/2007	–12.75	4.65	7.44	5.77

Indexes	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P Target Date 2025 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–13.13%	3.75%	6.23%	7.97%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–18.11	9.42	12.56	13.59
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–16.00	0.88	3.80	5.69
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–13.01	0.02	1.06	2.35

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds 2025 Target Date Retirement Fund / Summary prospectus     6

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	4 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	4 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	4 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	Less than 1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	12 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	Less than 1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	1 year	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	3 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.

MFGEIPX-064-0124P Litho in USA CGD/CF/9773 Investment Company File No. 811-21981

American Funds Target Date Retirement Series® Prospectus Supplement

January 25, 2024

For the following prospectuses dated January 1, 2024:

American Funds 2035 Target Date Retirement Fund®

American Funds 2030 Target Date Retirement Fund®

American Funds 2025 Target Date Retirement Fund®

American Funds 2020 Target Date Retirement Fund®

American Funds 2015 Target Date Retirement Fund®

American Funds 2010 Target Date Retirement Fund®

Keep this amendment with your prospectus. Each fund’s prospectus consists of this amendment and the fund’s prospectus, as supplemented to date (which is incorporated herein by reference). For additional information about a fund, you should refer to its prospectus and statement of additional information, in each case as supplemented to date, except where specific information is provided in this amendment, in which case the disclosure provided in this amendment is controlling.

For each of the funds within the American Funds Target Date Retirement Series listed above, the returns for Class A shares in the “Average annual total returns” table in the “Investment results” section are amended to read as follows. For these funds, the returns for Class A shares for the 1 year, 5 year, 10 year and lifetime periods ending December 31, 2022 that were originally disclosed in the prospectus dated January 1, 2024 did not correctly reflect the deduction of sales charges applicable to Class A shares. The returns in the tables below reflect the maximum sales charge applicable to Class A shares for all periods shown. Therefore the returns for Class A shares for all periods in the tables below are lower than the returns that were previously disclosed for these funds in the prospectus dated January 1, 2024. Average annual total returns for other share classes remain unchanged.

American Funds 2035 Target Date Retirement Fund:

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	–21.34%	4.26%	7.96%	6.03%
– After taxes on distributions		–22.34	3.15	6.95	N/A
– After taxes on distributions and sale of fund shares		–11.98	3.27	6.33	N/A

American Funds 2030 Target Date Retirement Fund:

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	–19.67%	3.50%	7.24%	5.61%
– After taxes on distributions		–20.55	2.38	6.21	N/A
– After taxes on distributions and sale of fund shares		–11.14	2.65	5.71	N/A

American Funds 2025 Target Date Retirement Fund:

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	–18.04%	3.11%	6.49%	5.07%
– After taxes on distributions		–18.91	2.02	5.48	N/A
– After taxes on distributions and sale of fund shares		–10.28	2.31	5.05	N/A

American Funds 2020 Target Date Retirement Fund:

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	–16.40%	2.64%	5.55%	4.47%
– After taxes on distributions		–17.32	1.44	4.52	N/A
– After taxes on distributions and sale of fund shares		–9.34	1.89	4.25	N/A

American Funds 2015 Target Date Retirement Fund:

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	–15.72%	2.43%	4.97%	4.21%
– After taxes on distributions		–16.62	1.29	3.88	N/A
– After taxes on distributions and sale of fund shares		–8.98	1.71	3.72	N/A

American Funds 2010 Target Date Retirement Fund:

Average annual total returns For the periods ended December 31, 2022 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A – Before taxes	2/1/2007	–14.69%	2.21%	4.48%	3.95%
– After taxes on distributions		–15.54	1.19	3.42	N/A
– After taxes on distributions and sale of fund shares		–8.40	1.52	3.29	N/A

Keep this supplement with your prospectus.

Lit. No. MFGEBS-575-0124P Litho in USA CGD/TM/10039-S99252

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ATTACHED SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ATTACHED ENGLISH LANGUAGE SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT ARE A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY